UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016

CROWN BAUS CAPITAL CORP.

(Exact name of registrant as specified in charter)

Nevada	333-183239	99-0373498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9107 Wilshire Blvd, Suite 450 Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

1-866-784-7239

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 14, 2016, a shareholder holding majority voting power of the shares of Crown Baus Capital Corp. (the “Company”), by written consent, considered it expedient and in the interests of the Company to remove Chad S. Johnson as a director of the Company and appoint Benjamin C.K. Tam as a director. Also, on the same day, the Company’s Board of Directors acted by written consent to remove Chad S. Johnson as an officer of the Company and appointed Robert Kane as Chief Operating Officer and Benjamin C.K. Tam as Secretary of the Company.

Also on September 14, 2016, the Board of Directors of the Company received Robert Kane’s resignation as Chief Financial Officer and appointed Benjamin C.K. Tam as Chief Financial Officer. For the sake of clarity, the following are the current officers and directors of the Company:

Raymond C. Dabney, President, Chief Executive Officer and Director;

Robert Kane, Chief Operating Officer and Director; and

Benjamin C.K. Tam, Treasurer, Secretary, Chief Financial Officer and Director.

Benjamin C.K. Tam has worked as a contract controller for a chain of grocery stores since May 2013. Prior to that he served as Chief Financial Officer of Ever88 Entertainment N.V. from 2010 to 2013, Chief Financial Officer of CGTV Games Limited from 2006 to 2010, Chief Financial Officer of Digifonica Canada Limited and Molaris Corp. from 2005 to 2006, Public Accountant and Consultant from 1996 to 2005, Chief Financial Officer/Chief Executive Officer and Director of Darius Technology Ltd from 1987 to 1996, and Vice-President of Finance and Director of Bulldog Bag Ltd from 1978 to 1987.

Mr. Tam is a member of Chartered Professional Accountants (CPA) / Certified General Accountant (CGA) and obtained his CGA through University of British Columbia. He also holds a diploma of Business Administration from Lethbridge Community College, Alberta.

Mr. Tam will serve as a Company director and officer until his duly elected successor is appointed or his resignation. There are no arrangements or understandings between Mr. Tam any other person pursuant to which he was selected as an officer or director. There are no family relationships between Mr. Tam and any of the Company’s officers or directors.

Mr. Kane will serve as a Company director and officer until his duly elected successor is appointed or his resignation. There are no arrangements or understandings between Mr. Kane any other person pursuant to which he was selected as an officer or director. There are no family relationships between Mr. Kane and any of the Company’s officers or directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN BAUS CAPITAL CORP.

Date: September 20, 2016	By:	/s/ Raymond C. Dabney
Raymond C. Dabney, President & C.E.O.

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